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                                                         APPLICATION FOR
[NEW YORK LIFE                              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY                          [NEW YORK LIFE LOGO]
 LIFESTAGES                                 ANNUITY COMMENCEMENT AT AGE 90 OR 10 YEARS
 ANNUITIES LOGO]       TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A DELAWARE CORPORATION)

51 Madison Avenue, New York, NY 10010                                                                           PLEASE PRINT OR TYPE
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1. WHO WILL BE THE OWNER OF THIS CONTRACT?

Name (First, M.I., Last)                                      | Date of Birth      | Male  Female | SS # or Tax ID #
                                                              |                    |              |
                                                              | Month | Day | Year | [ ]    [ ]   |
                                                              |       |     |      |              |
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Mailing Address-Street                                          City                 State          Zip Code


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Tel. No. (day)            Tel. No. (eve)                      | Citizenship                       | Relationship to Annuitant
                                                              |                                   |
(     )                   (     )                             | [ ] U.S.   Other                  |
                                                              |                  ---------------- |
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Joint Owner Name (First, M.I., Last) | Relationship to Owner: | Date of Birth      | Male  Female |  SS # or Tax ID #
                                     |                        |                    |              |
                                     |                        | Month | Day | Year |[ ]    [ ]    |
                                     |                        |       |     |      |              |
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2. WHO WILL BE THE ANNUITANT? IF SAME AS OWNER, CHECK HERE [ ]. (IF OTHER THAN OWNER, COMPLETE THIS SECTION.)

Name (First, M.I., Last)                                      | Date of Birth      | Male  Female | SS # or Tax ID #
                                                              |                    |              |
                                                              | Month | Day | Year | [ ]    [ ]   |
                                                              |       |     |      |              |
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Mailing Address-Street                                          City                 State          Zip Code


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Tel. No. (day)            Tel. No. (eve)                      | Citizenship
                                                              |
(     )                   (     )                             | [ ] U.S.   Other
                                                              |                  ----------------
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3. WHAT IS THE PREMIUM AMOUNT? (ATTACH CHECK PAYABLE TO NYLIAC, IF APPLICABLE.)

Premium Amount $
                ----------------------------------------------------------
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4. WHO WILL BE THE PRIMARY BENEFICIARY(IES) OF THIS CONTRACT? NOTE: COMPLETE QUESTION 7 TO NAME A CONTINGENT BENEFICIARY.

Name                                                                               | Relationship to Owner        | Percentage
                                                                                   |                              |
                                                                                   |                              |
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Name                                                                               | Relationship to Owner        | Percentage
                                                                                   |                              |
                                                                                   |                              |
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5. WHAT IS THE PLAN TYPE? (COMPLETE ONE PLAN.)

[ ] NON-         | Is this a 1035 Exchange?      [ ] Yes    [ ] No                 | If yes, what is the Cost Basis?
    QUALIFIED    |                                                                 |
                 | (If yes, submit Form 18263)                                     | $
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[ ] IRA          | Current Year Contribution           Prior Year Contribution     | Transfer Amount              | Rollover Amount
                 |                                                                 |                              |
[ ] SEP          | $               Year                $              Year         | $                            | $
                 |                     ------                             -----    |                              |
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[ ] 403(b)       | Transfer Amount $                      | [ ] 467 DEFERRED COMPENSATION PLAN
                 |                                        |
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Is this an Employer Sponsored Plan?    [ ] Yes   [ ] No   | NOTE: If this is an IRA/SEP transfer/rollover or 403(b) TSA transfer,
                                                          |       submit Form 18500.
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6. IS THIS A REPLACEMENT OF A LIFE INSURANCE OR ANNUITY POLICY? (IF YES, COMPLETE THIS SECTION.)

Company Name                                                  | Policy Number(s)                        | Estimated Contract Value
                                                              |                                         |
                                                              |                                         | $
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7. ARE THERE ADDITIONAL DETAILS?


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8. SIGNATURES

  I/We agree that: (1) All of the statements in this application are true to the best of the knowledge and belief of those who made and recorded them. (2) This contract will not become effective unless it is delivered to the Owner while the Annuitant is living.
  (3) Unless otherwise indicated below, the Owner of this contract is the Applicant. (4) Under penalties of perjury, the Taxpayer
  Identification Number(s) provided on this application are certified to be correct. (5) No Registered Representative is authorized to accept risks, make or change this application or any contract issued by the Company, or give up any of the Owner's rights or requirements. BENEFITS BASED ON THE PERFORMANCE OF THE SEPARATE ACCOUNTS ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE DOLLAR
  AMOUNT.

  Signed at (City/State)                                                Dated On
                         -------------------------------------------             ---------------------------------------------------
  Owner >                                                               Joint Owner >
          ----------------------------------------------------------                  ----------------------------------------------
  Annuitant (if other than Owner) >                                     Applicant (if other than Owner) >
                                    --------------------------------                                      --------------------------
  Registered Rep's Signature >                                          Registered Rep's Printed Name
                               -------------------------------------                                  ------------------------------
  Registered Rep's                     Registered Rep's
  Tel. No. (   )                       Code No.                                 Agent's State/License No.
                 -------------------            -----------------------------                             --------------------------

  General Office Name/No.                       Lic. Resident Agent Countersignature >
                          ------------------                                           ---------------------------------------------

                                                                              [RECYCLE LOGO]

200-593 (3/2000)
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